OTHER ASSETS, NET (Schedule of Future Amortization) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Estimated amortization expenses:
2018	$ (8)
2019	(26)
2020	11
2021 and thereafter	163
Total future amortization expense	$ 140	$ 245